AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

2nd Quarter 2019

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

AFL-CIO Housing Investment Trust

July 22, 2019

Summary

●	For the second quarter of 2019, the HIT outperformed on a gross and net basis by 28 and 20 basis points, respectively, versus its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate). The HIT returned 3.36% on a gross basis and 3.28% on a net basis, compared to 3.08% for the benchmark.
●	Interest rates fell over the quarter as global growth weakened and inflation expectations fell leaving the 10-year US Treasury yield at near three-year lows. Monetary policy and expectations of easing from the Federal Reserve drove investors to reach for yield in the low interest rate environment. Spreads across fixed income markets, especially lower credit quality investments, tightened as a result. Investment grade fixed income returns (as measured by the Barclays Aggregate) showed robust absolute returns.
●	The HIT outperformed the benchmark despite solid performance by corporate bonds, which the HIT does not hold, particularly lower credit quality securities. HIT’s positive relative returns were primarily driven by strong performance of its multifamily mortgage-backed securities (MBS) that provide investors with high credit quality, income spreads over US Treasuries and call protection, its underweight to agency single family fixed-rate MBS, and the portfolio’s ongoing yield advantage.
●	During the quarter, the HIT committed $151.6 million to help finance four construction-related projects. These investments are expected to contribute positively to the portfolio while building 457 housing units, with 167 of those units being affordable or workforce housing units.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended June 30, 2019 was 7.90%, 2.23%, 2.84%, and 3.68%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Second Quarter Performance

The HIT continues to execute its long-standing strategy of overweighting agency multifamily MBS, with no corporate bond exposure and finished the second quarter with a strong performance. This strategy drives the portfolio’s solid fundamental value of superior credit quality, higher yield, and similar interest rate risk compared to the Barclays Aggregate. Over the second quarter, the government/agency multifamily MBS the HIT specializes in continued to generate attractive risk-adjusted income and returns.

The HIT outperformed the Barclays Aggregate on a gross basis by 28 basis points and on a net basis by 20 basis points for the quarter, with gross and net returns of 3.36% and 3.28%, respectively, compared to 3.08% for the benchmark. Over longer-term periods, the HIT’s gross returns exceeded the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods. On a net of fees basis, the HIT also outperformed for the second quarter and 1-year period, but underperformed for the 3-, 5-, and 10-year periods.

We believe that the value and performance of the HIT’s strategy over the long run becomes even more evident when adjusting for the credit quality of the HIT compared to the Barclays Aggregate. The graph below also compares HIT’s returns to the AAA component of the Barclays Aggregate, which has similar duration to the HIT as well as similar credit quality.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Positive contributions to HIT’s 2nd quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries tightened. Spreads for both FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 17 basis points (bps). Fannie Mae DUS security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by 3 bps. The HIT had a combined 17.5% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 23.0% in fixed-rate single-asset DUS securities of various structures at the end of June, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by 7.1, 5.4, 4.6, and 4.5 bps, respectively. At the end of June, 93.5% of the HIT’s portfolio was invested in spread based assets (6.5% in cash/cash equivalents and Treasuries) compared to 60.5% spread assets in the Barclays Aggregate (39.5% in Treasuries).
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index, with a -39 bps excess return. The HIT was underweight to this sector with a 15.7% allocation versus 27.2% in the Barclays Aggregate at the end of June.

Negative impacts to HIT’s 2nd quarter relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 104 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.0% of the index as of June 30, 2019.
●	The portfolio’s slightly short relative duration as Treasury rates fell across the yield curve. Two-, 5-, 7-, 10- and 30-year rates declined by 51, 47, 44, 40 and 29 basis points, respectively.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -13, 30, 75 and 128 basis points, respectively. Approximately 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 73% for the Barclays Aggregate at the end of June.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

June 30, 2019

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.9%	72.2%	Effective Duration	5.55	5.92
A & Below	0.0%	24.4%	Convexity	0.08	0.13
Yield			Call Risk
Current Yield	3.23%	3.08%	Call Protected	79%	73%
Yield to Worst	2.77%	2.51%	Not Call Protected	21%	27%

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Market Environment: Low Rates Lead to More Risk-Taking

As the global economy lost momentum and inflation expectations fell, the market began to anticipate the Federal Reserve easing monetary policy, driving interest rates much lower and fixed income returns higher. Chairman Powell has cited increased trade tensions combined with a global slowdown as factors that are hurting U.S. business sentiment, causing the Fed to reverse its policy stance from tightening in 2018 to cutting rates this year.

Risk appetite in capital markets continued despite a rocky May, evidenced by equity markets closing near record highs and investment grade corporate bonds outperforming all major sectors in the benchmark, recording their fourth best semiannual return relative to Treasuries on record. The divergence between risk-free Treasury yields and equity and risk market prices continue to widen largely driven by two main factors: the prospect of the Federal Reserve easing monetary policy and record amounts of negative-yielding global debt. With over $13 trillion of global debt trading at negative yields, investors were incentivized to buy higher yielding riskier assets for any positive return. The result over the quarter was lower interest rates and tighter credit market spreads.

Treasury Rates

The yield curve continued to hit new lows along with global rates in developed economies. As previously mentioned, the fear of slowing economic growth and inflation drove expectations of interest rate cuts by the Federal Reserve, resulting in sinking nominal yields. The 2-, 5-, 10-, and 30-year yields fell by 51, 47, 40, and 29 basis points, respectively. The Federal Reserve currently has a 2.25% to 2.50% target range on fed funds. But recent communications by Fed governors and the minutes from previous meetings have signaled a cloudy outlook on growth and persistent inflation below their 2% target. As such, despite Fed forecasts for GDP growth in 2019 at 2.1% and unemployment remaining below 4%, financial markets along with economists and analysts are anticipating multiple rate cuts this year. In addition, the Fed is committed to ending its balance sheet reduction in September and maintaining a larger balance sheet of Treasury securities than before the financial crisis. An alarming development in global markets is the record amount of sovereign debt at new historic negative rates, as reported above. This lends support for Treasuries – evidenced by continued buying from foreign investors as holdings increased through May. Treasuries’ positive yields are attractive relative to negative rates in major economies in Asia and Europe. And this dynamic is likely to continue over the near term.

Source: Bloomberg

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Source: Bloomberg

Consistent with the easing of the Federal Reserve’s monetary policy, central banks around the world also appear ready to inject monetary stimulus. Global sovereign yields have reached record negative levels in developed countries in Europe and Asia (e.g., Japan).

Spreads

In this persistent low rate environment, investors across fixed income markets reached for yield and returns, supported by the dovish monetary policy expectations of the Fed. Risk appetite in capital markets remained robust even as Treasury yields reached new cyclical lows. Equity prices in major indexes closed the quarter near all-time historic highs. Spreads in higher risk fixed income sectors tightened for the second quarter. Investment grade corporate bond spreads rallied back from a turbulent May to end the quarter tighter relative to Treasuries. The lowest rated corporate bond sector outperformed higher credit quality securities.

Investor demand for multifamily securities, due to the attractive prepayment protection and risk-adjusted income these offered, drove spreads tighter, contributing to their competitive performance. The large move lower in rates and rise in volatility drove demand for agency credit multifamily securities that offer prepayment protection without sacrificing spread. Historical spreads for generic “benchmark” multifamily MBS are shown below.

Source: BarclaysLive

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Source: HIT and Securities Dealers

Market Outlook

Despite domestic economy fundamentals remaining somewhat firm, economic data over the quarter on global trade, business investment, housing activity, and manufacturing production have all slowed and shown signs of weakness. More importantly, inflation and inflation expectations in capital markets have fallen well below the Fed’s target forecast of 2% and are likely to remain in the near term. With uncertainty in the Fed’s growth forecast, recent comments by Fed governors have confirmed the central bank’s dovish stance. The market and economists are currently pricing in multiple rate cuts for the year, resulting in a big move lower in Treasury rates. With the potential for additional fiscal stimulus looking bleak and with Europe and Asia sovereign rates sitting at record-low negative yields and geopolitical risks continuing to mount, domestic interest rates are expected to remain well supported and remain near historic lows.

Based on the current environment, the HIT is well-positioned to weather heightened future volatility and global growth slowdown given HIT’s lack of corporate credit and overweight to government/agency/AAA credit. With agency multifamily spreads in FHA products trading at attractive levels, both relative to Treasuries and credit-equivalent corporate bonds, we believe that they remain a prudent opportunity to add yield and spread without taking any appreciable credit risk. Additionally, in our opinion, the HIT’s specialization in agency multifamily bonds may provide diversification away from corporates at a time when over 50% of investment-grade corporate bonds are now BBB-rated (as a percentage of investment grade corporates in the Barclays Aggregate) with earnings growth declining.

The HIT will continue to endeavor to execute and build on its long-standing strategy while seeking ways to help deliver more value to its participants. The HIT Board of Trustees approved the expansion of HIT’s investment authority by modifying HIT’s already-existing bridge lending authority to finance projects that utilize Low Income Tax Credits. The modifications will give the HIT increased flexibility to make investments and are intended to help generate additional yield for the portfolio without materially altering the HIT’s risk or credit profile. Our objective is to increase the pipeline of investments that can allow the HIT to increase its relative yield target while creating additional union construction jobs and affordable housing.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	3.01%	0	6.38
Agencies	2.17%	-22	4.32
Single family agency MBS (RMBS)	1.96%	-39	3.15
Corporates	4.48%	104	7.64
Commercial MBS (CMBS)	3.28%	31	5.27
Asset-backed securities (ABS)	1.67%	11	2.15

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/19	6/30/19	Change
3 Month	2.381%	2.087%	-0.294%
6 Month	2.422%	2.090%	-0.333%
1 Year	2.387%	1.925%	-0.462%
2 Year	2.260%	1.755%	-0.505%
3 Year	2.205%	1.706%	-0.498%
5 Year	2.233%	1.766%	-0.467%
7 Year	2.313%	1.875%	-0.438%
10 Year	2.405%	2.005%	-0.400%
30 Year	2.814%	2.529%	-0.285%

Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2019

Net Assets	$6,420,764,660
Portfolio Effective Duration	5.547 years
Portfolio Average Coupon	3.33%
Portfolio Current Yield[1]	3.23%
Portfolio Yield to Worst[1]	2.77%
Convexity	0.079
Maturity	9.789 years
Average Price	103.63
Number of Holdings	937

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	72.52%
Agency Single-Family MBS	19.14%
U.S. Treasury	4.08%
AAA Private-Label CMBS	1.83%
Cash & Short-Term Securities	2.43%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.14%
CMBS – Agency Multifamily*	68.58%
U.S. Treasury Notes/Bonds	4.08%
State Housing Permanent Bonds	5.43%
State Housing Construction Bonds	0.33%
Direct Construction Loan	0.00%
Cash & Short-Term Securities	2.43%

* Includes multifamily MBS (56.43%), multifamily Construction MBS (10.32%),

and AAA Private-Label CMBS (1.83%).

Geographical Distribution of Long-Term Portfolio:3

West	7.61%
Midwest	17.69%
South	16.08%
East	14.32%
National Mortgage Pools	44.30%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q2 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	2.43%	5-5.99 years	7.32%
0-0.99 years	12.90%	6-6.99 years	13.01%
1-1.99 years	3.41%	7-7.99 years	11.89%
2-2.99 years	6.07%	8-8.99 years	13.65%
3-3.99 years	11.04%	9-9.99 years	1.59%
4-4.99 years	10.89%	Over 10 years	5.79%

Maturity Distribution (based on average life):

0 – 1 year	4.36%
1 – 2.99 years	5.54%
3 – 4.99 years	12.87%
5 – 6.99 years	30.36%
7 – 9.99 years	34.97%
10 – 19.99 years	8.19%
Greater than 20 years	3.71%

Quality Distribution: 4

U.S. Government or Agency	91.10%
AAA	2.34%
AA	4.13%
A	0.00%
Not Rated	0.00%
Cash	2.43%

Bond Sector Distribution: 4, 5

MBS	95.82%
Treasury	4.18%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents.

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